EXHIBIT 99.1
EMERIL’S FOOD OF LOVE PRODUCTIONS, LLC
Financial Statements

REPORT OF INDEPENDENT AUDITORS
The Member of Emeril Food of Love Productions, LLC
We have audited the accompanying balance sheets of Emeril Food of Love Productions, LLC as of December 31, 2007 and 2006, and the related statements of income and comprehensive income, member’s equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Emeril’s Food of Love Productions, LLC at December 31, 2007 and 2006, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
New York, NY
June 16, 2008

EMERIL’S FOOD OF LOVE PRODUCTIONS, LLC
BALANCE SHEETS
MARCH 31, 2008, DECEMBER 31, 2007 AND 2006

	(Unaudited)
	MARCH 31,	DECEMBER 31,
	2008	2007	2006
ASSETS
Current assets:
Cash and cash equivalents	$837,153	$1,454,348	$2,355,158
Advances to employees	57,058	109,087	199,207
Investments	—	2,136	4,440,060
Due from affiliates	—	119,989	18,951
Other assets	10,029	75,937	40,902
Royalties receivable	1,158,197	607,534	598,238

Total current assets	2,062,437	2,369,031	7,652,516

Furniture and fixtures, net	6,918	7,720	13,584

Total assets	$2,069,355	$2,376,751	$7,666,100

LIABILITIES AND MEMBER’S EQUITY
Current liabilities:
Accounts payable	$265,528	$155,807	$68,665
Deferred revenue	34,615	14,583	30,352
Due to affiliates	96,934	—	—
Accrued expenses	156,461	99,490	58,589

Total current liabilities	553,538	269,880	157,606

Member’s equity	1,515,817	2,106,871	7,018,477
Accumulated other comprehensive income	—	—	490,017

Total Member’s equity	1,515,817	2,106,871	7,508,494

Total liabilities and member’s equity	$2,069,355	$2,376,751	$7,666,100

The accompanying notes are an integral part of these financial statements.

EMERIL’S FOOD OF LOVE PRODUCTIONS, LLC
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
Revenues	$12,708,962	$13,577,889

Operating expenses:
Agent commission	1,885,757	1,934,404
Management fee	895,827	864,678
Legal and professional fees	446,434	183,862
Donations	197,625	74,200
Taxes and licenses	65,454	76,585
Travel and entertainment	836,564	1,054,493
Investment fees	41,637	32,520
Insurance	7,261	7,409
Office supplies, utilities and other	16,658	22,354
Depreciation and amortization	5,864	6,339

Total Operating expenses	4,399,081	4,256,844

Income from operations	8,309,881	9,321,045

Other income:
Interest income	48,113	58,391
Investment income	835,025	228,809

Total other income	883,138	287,200

Net income	9,193,019	9,608,245

Other comprehensive income (loss):
Unrealized gains on securities
Unrealized holding gains arising during period	303,372	170,655
Less: reclassification adjustment for gains included in net income	(793,389)	—

Total other comprehensive income (loss)	(490,017)	170,655

Comprehensive income	$8,703,002	$9,778,900

The accompanying notes are an integral part of these financial statements.

EMERIL’S FOOD OF LOVE PRODUCTIONS, LLC
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
THREE MONTHS ENDED MARCH 31, 2008 AND 2007

	(Unaudited)
	Three months ended March 31,
	2008	2007
Revenues	$3,218,040	$3,165,735

Operating expenses:
Agent commission	485,089	452,109
Management fee	195,880	194,924
Legal and professional fees	236,686	47,350
Donations	—	5,000
Taxes and licenses	17,721	16,432
Travel and entertainment	247,267	228,140
Investment fees	(169)	9,948
Insurance	1,649	1,815
Office supplies, utilities and other	8,616	2,125
Depreciation and amortization	802	1,466

Total Operating expenses	1,193,541	959,309

Income from operations	2,024,499	2,206,426

Other income:
Interest income	2,708	13,306
Investment income (expense)	(204)	82,273

Total other income	2,504	95,579

Net income	2,027,003	2,302,005

Other comprehensive income (loss):
Unrealized gains on securities
Unrealized holding gains arising during period	—	(37,341)

Total other comprehensive income (loss)	—	(37,341)

Comprehensive income	$2,027,003	$2,264,664

The accompanying notes are an integral part of these financial statements.

EMERIL’S FOOD OF LOVE PRODUCTIONS, LLC
STATEMENTS OF MEMBER’S EQUITY
THREE MONTHS ENDED MARCH 31, 2008 AND
YEARS ENDED DECEMBER 31, 2007 AND 2006

		Accumulated Other
		Comprehensive	Total
	Member’s Equity	Income (Loss)	Member’s Equity
Balance at January 1, 2006	$7,316,261	$319,362	$7,635,623

Net Income	9,608,245	—	9,608,245

Other comprehensive income	—	170,655	170,655

Distributions	(9,906,029)	—	(9,906,029)

Balance at December 31, 2006	7,018,477	490,017	7,508,494

Net Income	9,193,019	—	9,193,019

Other comprehensive loss	—	(490,017)	(490,017)

Distributions	(14,104,625)	—	(14,104,625)

Balance at December 31, 2007	2,106,871	—	2,106,871

Net Income (unaudited)	2,027,003	—	2,027,003

Distributions (unaudited)	(2,618,057)	—	(2,618,057)

Balance at March 31, 2008 (unaudited)	$1,515,817	$—	$1,515,817

The accompanying notes are an integral part of these financial statements.

EMERIL’S FOOD OF LOVE PRODUCTIONS, LLC
STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$9,193,019	$9,608,245
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,864	6,339
Gain on sale of investments	(793,389)	—
Changes in operating assets and liabilities:
Advances to employees	90,120	(118,538)
Other assets	(35,035)	9,028
Royalties receivable	(9,296)	268,776
Accounts payable	87,142	(860,012)
Deferred revenue	(15,769)	(234,231)
Accrued expenses	40,901	349
Due from affiliate	(101,038)	(18,951)

Net cash provided by operating activities	8,462,519	8,661,005

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investments	—	(946,290)
Proceeds from sale of investments	4,741,296	—

Net cash provided by (used in) investing activities	4,741,296	(946,290)

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to member	(14,104,625)	(9,906,029)

Net cash used in financing activities	(14,104,625)	(9,906,029)

Net change in cash and cash equivalents	(900,810)	(2,191,314)
Cash and cash equivalents at beginning of year	2,355,158	4,546,472

Cash and cash equivalents at end of year	$1,454,348	$2,355,158

The accompanying notes are an integral part of these financial statements.

EMERIL’S FOOD OF LOVE PRODUCTIONS, LLC
STATEMENTS OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2008 AND 2007

	(Unaudited)
	Three Months Ended March 31,
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,027,003	$2,302,005
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	802	1,466
Changes in operating assets and liabilities:
Advances to employees	52,029	64,539
Other assets	65,908	500
Royalties receivable	(550,663)	(699,470)
Accounts payable	109,721	159,292
Deferred revenue	20,032	(3,247)
Accrued expenses	56,971	(5,869)
Due from affiliate	119,989	18,951
Due to affiliate	96,934	120,127

Net cash provided by operating activities	1,998,726	1,958,294

CASH FLOWS FROM INVESTING ACTIVITIES:
Sales (Purchases) of investments	2,136	(72,325)

Net cash provided by (used in) investing activities	2,136	(72,325)

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to member	(2,618,057)	(2,263,788)

Net cash used in financing activities	(2,618,057)	(2,263,788)

Net change in cash and cash equivalents	(617,195)	(377,819)
Cash and cash equivalents at beginning of period	1,454,348	2,355,158

Cash and cash equivalents at end of period	$837,153	$1,977,339

The accompanying notes are an integral part of these financial statements.

Emeril’s Food of Love Productions, LLC
Notes to Financial Statements
NOTE 1 — DESCRIPTION OF BUSINESS
Emeril’s Food of Love Productions, LLC (“the Company”), a Louisiana based limited liability company, solely owned by Emeril J. Lagasse, III (“Emeril”), was formed on December 7, 1999. The Company’s principal line of business is licensing and providing the services of Emeril. It also provides intellectual property to be included in books, magazines and web site content.
In addition, the Company owns the intellectual property of Emeril’s Homebase, LLC (“Homebase”) which includes all recipes and intellectual property of Emeril’s Restaurants.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The Company’s significant accounting policies are as follows:
Cash and Cash Equivalents
The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.
Royalties Receivable
Royalties receivable are comprised of amounts owed to the Company from its licensees for the use of Emeril’s name, likeness and intellectual property for inclusion in packaging, products and promotion. The Company continuously monitors the collectability of these amounts.
Revenue Recognition
The Company’s revenue is derived from guaranteed royalties against a percentage royalty as contracted with licensees. The Company also derives revenue for the services and endorsement of Emeril for the purposes of an on air television personality and, from time to time, provides endorsements to companies through the name, likeness and intellectual property of Emeril.
The revenue is recognized on the accrual method of accounting. Provisions for deferred revenue are generally reflective of prepaid guaranteed royalties.
The Emerging Issues Task Force reached a consensus in May 2003 on Issue No. 0021, “Revenue Arrangements with Multiple Deliverables” (EITF 00-21) which became effective for revenue arrangements entered into in the third quarter of 2003. In an arrangement with multiple deliverables, EITF 00-21 provides guidance to determine a) how the arrangement consideration should be measured, b) whether the arrangement should be divided into separate units of accounting, and c) how the arrangement consideration should be allocated among the separate units of accounting. The Company has applied the guidance included in EITF 00-21 in establishing revenue recognition policies for its arrangements with multiple deliverables.
For agreements with multiple deliverables, if the Company is unable to put forth vendor specific objective evidence required under EITF 00-21 to determine the fair value of each deliverable, then the Company will account for the deliverables as a combined unit of accounting rather than separate units of accounting. As a result, revenue is recognized straight-lined over the contract term.
Investments
The Company holds investments which it classifies as available for sale securities. Available for sale securities are stated at fair value, and unrealized holding gains and losses are reported as a separate component of member’s equity and as other comprehensive income. Realized gains and losses are determined on the basis of the actual costs of the securities sold and are included in investment income in the accompanying statements of income and comprehensive income.

Furniture and Fixtures
Furniture and Fixtures are recorded at cost. Depreciation is provided utilizing the straight-line method over 5-10 years estimated useful lives.
Maintenance and repairs are charged to operations as incurred. Major repairs which extend the useful life of assets are capitalized.
Comprehensive Income
Total comprehensive income is presented in the accompanying statements of income and comprehensive income. Comprehensive income refers to net income plus other comprehensive income (i.e., certain revenues, expenses, gains, and losses that are reported as separate components of member’s equity rather than in net income). The Company’s primary component of other comprehensive income includes unrealized gains and losses on available-for-sale marketable securities.
Agent Commission
Emeril’s Food of Love, LLC entered into a contract for representation with the William Morris Agency who has an exclusive agreement to represent the Company and Emeril in all media that includes television, commercials, radio, endorsements, licensing, and speaking engagements. The William Morris Agency is compensated 10% of all revenue generated in television, endorsements, commercial, radio and speaking engagements and 20% on licensing.
Income Taxes
The Company, a limited liability company, is taxed as a sole proprietor for federal and state income tax purposes. Accordingly, the income taxes are the responsibility of the individual owner and no provision for income taxes has been made in these financial statements. The Company’s income or loss is reported on the individual income tax return of the member.
Interim Financial Information
In the opinion of management, the accompanying interim balance sheet and related interim statements of income and other comprehensive income, cash flows, and member’s equity include all adjustments, consisting only of normal recurring items, necessary for their fair presentation in conformity with accounting principles generally accepted in the United States of America. Interim results are not necessarily indicative of results for a full year.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
NOTE 3- FURNITURE AND FIXTURES
Furniture and fixtures consisted of the following:

		December 31,	December 31,
	March 31, 2008	2007	2006
Furniture and fixtures	$79,961	$79,961	$79,961

Less accumulated depreciation	(73,043)	(72,241)	(66,377)

Furniture and fixtures, net	$6,918	$7,720	$13,584

NOTE 4 — RELATED PARTY TRANSACTIONS
Homebase funds most of the overhead expenses for the Company, Emeril’s restaurants, Emerils.com, LLC and other affiliated companies. Homebase provides management and administrative support staff and pays all payroll, office rent and related expenses. Since its inception, it has been the policy of Homebase to charge all affiliated companies a management fee that is the Company’s proportionate share of Homebase’s related expenses. Management believes these allocations to reasonably present the results of operations and cash flows of the Company. However they may not be indicative of those that would have been realized had the Company operated as an independent stand alone entity for the periods presented. The Company incurred management fees of $895,827 and $864,678 for the years ended December 31, 2007 and 2006, respectively, and $195,880 and $194,924 for the three months ended March 31, 2008 and 2007, respectively. In addition, the Company occasionally pays expenses on behalf of Homebase. The amounts due for the years ended December 31, 2007 and 2006 and for the three months ended March 31, 2008 related to these expenses are included in due from affiliates in the accompanying balance sheets.
Emeril Air, LLC (“Emeril Air”), provides a portion of the transportation for the Company, and other affiliated companies. The Company incurred airfare expenses of $706,827 and $871,365 for the years ended December 31, 2007 and 2006, respectively, and $197,274 for each of the three months ended March 31, 2008 and 2007. The airfare expenses are included in travel and entertainment in the accompanying statements of income and comprehensive income.
NOTE 5 — CONCENTRATIONS
Cash and Cash Equivalents
The Company places its cash and cash equivalents with high credit quality institutions in the greater New Orleans, Louisiana and Orlando, Florida areas. Accounts at each financial institution are insured by the Federal Deposit Insurance Corporation up to $100,000.
Concentrations
Revenues from two licensees comprised approximately 71% and 69% of the Company’s revenues for the years ended December 31, 2007 and 2006, respectively, and approximately 69% and 73% for the three months ended March 31, 2008 and 2007, respectively. All revenue from one licensee comprising 56% and 53% of revenue for December 31, 2007 and 2006, respectively, is expected to be earned by December 31, 2008. Royalties receivable from four licensees comprised approximately 73% of the March 31, 2008 balance. Royalties receivable from two licensees comprised approximately 34% and 61% of the December 31, 2007 and 2006 balances, respectively.
NOTE 6 — SUBSEQUENT EVENTS
On April 2, 2008, the Company sold substantially all of its assets to Martha Stewart Living Omnimedia, Inc. (“MSLO”) in exchange for approximately $45,000,000 in cash and $5,000,000 in shares of MSLO Class A Common Stock which equaled 674,854 shares at closing. The sale also includes a potential additional payment from MSLO of up to $20,000,000, in 2013, based upon the achievement of certain operating metrics in 2011 and 2012, a portion of which may be payable, at MSLO’s election, in shares of MSLO’s Class A Common Stock.
NOTE 7 — COMMITMENTS
The Company and its sole member personally are cross guarantors with Emeril’s other companies on a bank line for certain of Emeril’s restaurants which permit aggregate borrowings of $26,000,000. The aggregate amounts outstanding on these lines of credit at December 31, 2007 and 2006 were $14,184,000 and $15,316,000, respectively and $15,025,000 and $15,820,000 at March 31, 2008 and 2007, respectively.